[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Exhibit 10.47

AGREEMENT FOR ENGINEERING OF HOKU ELECTRIC SUBSTATION AND ASSOCIATED FACILITIES

This Agreement for Engineering of Hoku Substation and associated facilities (the “Agreement”) is entered into as of the 14th day of June, 2007 by and between HOKU MATERIALS, INC., One Hoku Way, Pocatello, Idaho 83204 (“Hoku”) and IDAHO POWER COMPANY, P.O. Box 70, Boise, Idaho 83707 (“IPCO”). Hoku and IPCO may also be referred to hereinafter individually as “Party” or collectively as the “Parties”.

Hoku Substation and associated facilities are required to allow IPCO to supply electric capacity and energy to Hoku’s proposed polysilicon manufacturing complex to be located at South Philbin Road in Pocatello, Idaho (“Hoku Facility”). The Hoku Substation and associated facilities are described in greater detail in Exhibit 1 to this Agreement. Hoku desires IPCO to begin engineering and procurement of long lead-time items to advance construction of the Hoku Substation and associated facilities. This procurement effort includes acquisition of necessary easements and rights-of-way.

In consideration of the promises and undertakings set forth herein, the sufficiency of which is hereby acknowledged, Hoku and IPCO agree as follows:

I.

Hoku and IPCO agree to work in good faith to acquire the rights to access and use the real property determined by IPCO to be necessary for the site of the Hoku Substation (the “Site”). It is IPCO’s preference to own said real property in fee simple free and clear of liens and other encumbrances. In the event IPCO purchases the Site or otherwise acquires the real property rights it deems necessary to access and use the Site, Hoku shall fully reimburse IPCO for amounts spent by IPCO to purchase the Site or otherwise acquire such necessary real property interests.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

II.

Hoku and IPCO agree to work in good faith to secure any easements and/or change any existing easements, including easements on land owned or controlled by Hoku, that may be required to accomplish the work specified in this Agreement. Any such easements must be in a form satisfactory to IPCO and shall be provided to IPCO at no cost. IPCO will make a good faith effort to coordinate construction, operation and maintenance schedules with Hoku so that use of the easements by IPCO or any authorized third party will not unreasonably interfere with Hoku’s access, ingress and egress to the Hoku manufacturing complex.

III.

IPCO will engineer and design the Hoku Substation and associated facilities and begin acquisition of necessary transmission line rights of way. IPCO will make a good faith effort to complete engineering and design by [*] so that the Hoku Substation and associated facilities will be constructed and available for service by [*]. The Hoku Substation and associated facilities will be sized to allow IPCO to provide electric service to the Hoku Facility in an amount up to [*] of demand. All work will be compatible with IPCO’s existing electrical configurations. IPCO shall be responsible for the acquisition of any and all permits, rights-of-way and/or regulatory approvals required for performance of this Agreement and for payment of any and all permit fees and/or taxes required for or associated with such permits, rights-of-way and regulatory approvals.

IV.

Hoku will pay IPCO $700,000 plus a tax gross-up of thirty-one percent (31%) in consideration for IPCO’s performance of the work described in Section Ill above. The total payment amount of $917,000 owed to IPCO will be paid in two installments of $ 458,500, with the first such installment due on June 15, 2007 (which is the date on which IPCO shall commence the engineering work described herein). The remaining installment will be due on September 15,

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

2007, three (3) months later. On or before September 5, 2007, Idaho Power will send Hoku a brief report describing work completed to date and single line diagram(s) of proposed infrastructure. If payment of the second installment becomes past due, Idaho Power may suspend design work until paid in full and the completion date may be delayed.

V.

Once issues regarding conveyance of real property and easements have been resolved to IPCO’s satisfaction, IPCO will present Hoku an AGREEMENT FOR CONSTRUCTION OF HOKU SUBSTATION AND ASSOCIATED FACILITIES detailing estimated work order construction costs and payment schedule. Hoku’s payments under this Agreement shall not provide or give Hoku any ownership rights or interest in the Hoku Substation or the associated facilities. Ownership of the Hoku Substation and associated facilities shall remain with IPCO.

VI.

The Parties are concurrently negotiating an AGREEMENT FOR ELECTRIC SERVICE to govern the rates and terms of IPCO’s provision of electric service to Hoku. In the event an agreement cannot be reached that is satisfactory to the Parties and receives regulatory approval from the Idaho Public Utilities Commission, or if Hoku notifies IPCO that it no longer wishes to proceed with the design and construction of the Hoku Substation and associated facilities, IPCO will refund only the amounts exceeding the cost of the engineering and procurement work then completed or committed to date. Ownership and possession of the design plans shall remain with IPCO.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

VII.

Neither Party shall be considered in default in its performance of its obligations hereunder to the extent that the performance of any such obligation is prevented or delayed by any cause, existing or future, which is beyond the reasonable control of such Party. Each Party will use its reasonable best efforts to promptly notify the other of any event that prevents or delays performance. In its notice the notifying party will make a good faith effort to estimate the duration of any delay.

VIII.

This Agreement shall be governed by and construed in accordance with the laws of the State of Idaho, and venue for any court proceeding arising out of this Agreement shall be in Boise, Idaho. Prior to commencement of any suit, claim or other cause of action in any court proceeding, however, the Parties agree to undertake good faith efforts to resolve such differences through negotiations between senior business representatives of each Party.

In the event of a dispute arising under this Agreement that cannot be resolved through negotiation, the prevailing party shall be entitled to reimbursement from the non-prevailing party for all reasonable costs and expenses, including reasonable attorney’s fees incurred by the prevailing party in the formal resolution of the dispute.

IX.

Each Party will indemnify and hold harmless the other Party from and against loss, damage or liability, exclusive of costs and attorney’s fees, resulting from claims asserted by third persons against either or both Parties to this Agreement on account of injury or death to persons or damage or destruction of property, unless such injury or damage shall have resulted from the sole negligence of the other Party or its employees, agents or contractors; provided, however, that each Party shall be solely responsible for claims of and payment to its employees for injuries occurring in connection with their employment or arising out of any worker’s compensation laws.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

X.

NEITHER PARTY SHALL, IN ANY EVENT, BE LIABLE TO THE OTHER FOR ANY SPECIAL, INCIDENTIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES SUCH AS, BUT NOT LIMITED TO, LOST PROFITS, REVENUE OR GOOD WILL, OR INTEREST, WHETHER SUCH LOSS IS BASED ON CONTRACT, WARRANTY, NEGLIGENCE, STRICT LIABILITY OR OTHERWISE.

XI.

This Agreement may only be amended or modified by a writing signed by the duly authorized representatives of both Parties. This Agreement may be executed in counterparts, each of which, when so executed and delivered, shall be deemed to be an original and all of which, taken together, shall constitute one and the same Agreement.

XII.

The waiver by either party hereto of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent breach.

XIII.

This Agreement sets forth the entire understanding and agreement of Hoku and IPCO with regard to the engineering of the Hoku Substation and associated facilities and supersedes all previous communications, negotiation, and agreements, whether oral or written, with respect to this Agreement. This Agreement shall be freely assignable and inure to the benefit of and be binding upon the successors in interest, assigns and legal representatives of Hoku and IPCO. Without the consent of IPCO, Hoku may at any time pledge or assign a

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

security interest in all of its rights, title and interest in, to and under this Agreement to secure its obligations incurred in connection with Hoku’s construction, development and operation of the Hoku Facility.

XIV.

All notices, requests, demands and other communications which are required or may be given under this Agreement shall be in writing and shall be given to the intended recipient at the address specified below:

If to IPCO, to:	Dan Minor
Senior Vice President, Delivery
Idaho Power Company
P.O. Box 70
Boise, Idaho 83707

With a copy to:	Thomas Saldin
General Counsel
Idaho Power Company
P.O. Box 70
Boise, Idaho 83707

and

If to Hoku, to:	Karl Taft
CTO
Hoku Materials, Inc.
One Hoku Way
Pocatello, Idaho 83204

With a copy to:	Dustin Shindo
CEO
Hoku Scientific, Inc.
1075 Opakapaka Street
Kapolei, Hawaii 96707-1887

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

IN WITNESS WHEREOF, the Parties have entered into this Agreement effective as of the date and year first herein above written.

IDAHO POWER COMPANY	HOKU MATERIALS, INC.

By:	By:

Title:	Title:

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT 1

AGREEMENT FOR ENGINEERING OF HOKU ELECTRIC SUBSTATION AND ASSOCIATED FACILITIES

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